STANDARD FORM OF OFFICE LEASE
                     The Real Estate Board of New York, Inc.

      Agreement of Lease made as of this_______day of April 1994 between FGP 90 West Street, Inc., c/o Galbreath Riverbank as Agent, 437 Madison Avenue, New York, NY 10022 party of the first part, hereinafter referred to as OWNER, and Allen & Pierce party of the second part, hereinafter referred to as TENANT,

      Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Suite 615 in the building known as 90 West in the Borough of Manhattan, City of New York, for the term of Five (5) years and 5 months (or until such term shall sooner cease and expire as hereinafter provided) to commence on the First day of September nineteen hundred and ninety-four, and to the end on the Thirtieth day of January two-thousand both dates inclusive, at an annual rental rate of Twenty-eight thousand dollars ($28,000.) which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

      In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:

            1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:

            2. Tenant shall use and occupy demised premises for Executive and general offices and for no other purpose.

Tenant
Alterations:

            3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance
and Repairs:

            4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance of injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window
Cleaning:

            5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements
of Law Fire
Insurance,
Floor Loads:

            6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

            7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property--
Loss, Damages
Reimbursement,
Indemnity:

            8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by Operations in construction of any private, public or quasi public work.

      If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim,

Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction,
Fire and Other
Casualty:

            9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this l ease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of Rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent
Domain:

            10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

Assignment,
Mortgage,
Etc.:

            11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric
Current:

->          12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

----------
->    Rider to be added if necessary.

Access to
Premises:

            13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which

Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or other wise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property. such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault,
Vault Space,
Area:

            14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

            15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:

            16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any Person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease. (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the Rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

            17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss.235 of Title II of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and sur render the demised Premises to Owner but Tenant shall remain liable as hereinafter provided.

                  (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of
Owner and Waiver
of Redemption:

            18. In case of any such default, re-entry, expiration and/ or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or he construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event he liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any Present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and
Expenses:

            19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless other wise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deem ed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building
Alterations
and
Management:

            20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representation
By Owner:

            21. Neither Owner nor Owners's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of' operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, casements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

            22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration Or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet
Enjoyment:

            23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure
to Give
Possession:

            24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223 -a of the New York Real Property Law.

No Waiver:

            25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of
Trial by Jury:

            26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counter claim brought. by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

Inability to
Perform:

            27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and
Notices:

            28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant person ally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mail ed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services
Provided by
Owners:

            29. As long as Tenant is not in default under any of the covenants of this lease, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER TO BE ADDED IN RESPECT TO RATES AND CONDITIONS FOR ADDITIONAL SERVICE; <-

----------
-> Rider to be added if necessary.

            (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

Captions:

            30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

            31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent
Excavation--
Shoring:

            32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorizing to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which the demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and
Regulations:

            33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:

->          34. Tenant has deposited with Owner the sum of $ 6,533.34* as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

----------
-> Space to be filled in or deleted.

      *  Held on deposit

Estoppel
Certificate

            35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors
and Assigns:

            36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

      In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                               FGP 90 West Street, Inc.
                                               c/o  Galbreath Riverbank as agent

Witness for Owner:                             /s/ Bill Nikolis, V.P.
                                               ---------------------------------
                                               Bill Nikolis
                                               Senior Vice President

-----------------------------                  ---------------------------------

Witness for Tenant:                            by: /s/  Robert Samila, President
                                               ---------------------------------
                                               Allen & Pierce


-----------------------------                  ---------------------------------

                                ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK,      ss.:
County of

      On this_________ day of ___________________, 19 ______, before me personally came ________________________________________________________, to me
known, who being by me duly sworn, did depose and say that he resides in ____________________________________________________________________________;
that he is the _______________________ of __________________________________ the
corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                                  ------------------------------


CORPORATE TENANT
STATE OF NEW YORK,      ss.:
County of

      On this_________ day of ___________________, 19 ______, before me personally came ________________________________________________________, to me
known, who being by me duly sworn, did depose and say that he resides in _______________________________________________________________________________;
that he is the _______________________ of ______________________________________
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                                  ------------------------------


INDIVIDUAL OWNER
STATE OF NEW YORK,      ss.
County of

On this_________ day of ___________________, 19 ______, before me personally came ________________________________________________________, to me known and known to be the individual ____________________________________________
described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that ___________________ he executed the same.

                                                  ------------------------------


INDIVIDUAL TENANT
STATE OF NEW YORK,      ss.
County of

On this_________ day of ___________________, 19 ______, before me personally came ________________________________________________________, to me known and known to be the individual ____________________________________________
described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that ___________________ he executed the same.

                                                  ------------------------------

                             FGP 90 WEST STREET INC.
                                 90 West Street
                            New York, New York 10006

Rider attached to and made part of lease dated this April, day of _ 1994 by and between FGP 90 West Street, Inc., as Landlord, and Allen & Pierce as tenant for Suite 615, the premises at 90 West Street, New York, New York, 10006.

================================================================================

Wherever the terms, covenants and conditions contained in this Rider conflict with any of the terms, covenants and conditions in the printed portion of this lease, the Rider shall prevail.

37. DEFINITIONS AND CAPTIONS: The captions, numbers and definitions set forth herein are inserted only as a matter of convenience and are not intended to define, limit, construe or describe the scope or intent of any paragraph, nor in any way affect this lease. The term "Landlord" as used in this Rider shall be deemed to mean the same thing as the term "Owner" as used in the printed portion of this lease, and the term "fixed annual rent" as used herein shall be defined to mean the annual rent referred to in the second paragraph of the first printed page of this lease.

38. BROKER: Tenants represents and warrants that it has dealt with no broker except Galbreath Riverbank L.P. in connection with the execution of this lease or the showing of the demised premises and agrees to defend, indemnify and hold Landlord harmless from and against any and all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with the claims of any other broker to a commission in connection with this lease.

39. INDEMNIFICATION: Tenant shall indemnify and hold Landlord harmless from all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or incurred in connection with: (i) Tenant's use of the demised premises or the conduct or its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the premises or the building, (ii) any breach or default in the performance or any obligation to be performed by Tenant under the terms of this lease, and (iii) any act, neglect, fault or omission of Tenant or of its agents, employees or invitees. In case any action or proceeding shall be brought against Landlord by reason of any of the foregoing Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the demised premises from any cause whatsoever.

40. DAMAGE TO TENANTS PROPERTY: Notwithstanding any other provision hereof, Landlord or its agents shall not be liable for (i) any damage to any property entrusted to employees of the building, (ii) loss or damage to any property by theft or otherwise, (iii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the building or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place resulting from dampness, or (iv) any other cause whatsoever. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defect in the demised premises in the demised premises or in the building or of defects therein or in the fixtures or equipment.

41. TENANT'S REPRESENTATION: Tenant covenants that if it performs any construction or alternation at the demised premises in accordance with all of the other terms and conditions of this lease and, as a result of such work, the normal heating supplied by the Landlord is altered or reduced, then Landlord shall not be required to provide extra heat or perform any installations, beyond that which was being supplied or provided prior to Tenant's work.

42. INSURANCE:

      42.1 Types of Coverage. Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

      42.1.1 Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the building, including, without limitation, furniture, fittings, installations, fixtures (other than tenant improvements installed by Landlord), and any other personal property, in an amount not less than ninety percent (90%) of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises fun replacement cost, the decision of Landlord or any mortgages of Landlord shall be conclusive. This insurance policy shall also be upon direct or indirect loss of Tenants earning attributable to Tenant's inability to use fully or obtain access to the demised premises or building in an amount as will properly reimburse Tenant.

      42.1.2 Comprehensive general liability insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the demised premises and all areas appurtenant thereto. Such insurance shall be in the amount of $2,000,000 combined single limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, with such liability amount to be adjusted from year to year to reflect cost of living increases. Their policy shall insure the hazards of premises and operations, independent contractors, contractual liability (covering the indemnity contained in Article 39) and shall (i) name Landlord and Landlord's agents, employees and mortgagees as additional insureds,
(ii) contain an across liability provision, and (iii) contain a provision that "the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord."

      42.1.3 Worker's compensation and employer's liability insurance (as required by state law).

      42.1.4 Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

      42.2 Insurance Requirements. All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a general policyholder's rating of "A" and a financial rating of "X" or better, as set forth in the most current issue of Best's Insurance Guide. Within ten
(10) days after the execution of this lease, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable or reducible in coverage except after thirty (30) days prior written notice to Landlord. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this section, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing reasonable detail the manner in which it has been computed.

43. LANDLORD'S ACCESS:

      Tenant agrees that it will, during the entire term of this lease, keep the Landlord informed of the telephone numbers of at lease three (3) person or parties having keys to the demised premises in order that, in the event of an emergency which requires Landlord to have access to such facilities during other than regular business hours, Landlord may arrange with such persons or parties to be admitted to the demised premises; provided, however, that if Landlord is unable to arrange for admittance to the demised premises during any such emergency, or if time does not permit the making of such arrangements, Landlord shall have the right to gain admittance to the demised premises by forcibly or otherwise breaking into the demised premises, and the sole liability of Landlord to Tenant in such event shall be that Landlord shall be obligated to repair the physical damage to the demised premises directly caused by such breaking in within a reasonable time after the occurrence thereof. In addition, the Tenant shall supply to Landlord a key for the demised premises for access for cleaning and for any other business purpose as provided in this lease. Such key(s) shall be supplied by Tenant upon execution hereof.

44. ELECTRICITY:

      44.1 Electrical Supply. At the commencement of the term, electricity shall be supplied to the demised premises in accordance with the provisions of Section
44.2.2 However, at any time and from time to time during the term of this lease, Landlord shall have the option of having electricity supplied to the demised premises in accordance with the provisions of either of Section 44.2.1 or 44.2.3 upon sixty (60) days prior notice to Tenant. Landlord may exercise such option more than once during the term, including, without limitation, returning to the provision of a section under which electricity was previously supplied to Tenant.

      44.2 Methods.

      44.2.1 Submetering.Using the method of supplying electricity described in this Section 44.2.1, Landlord shall furnish electricity to the demised premises on a submetered basis and Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at charges, terms and rates set, from time to time, during the term of this lease by Landlord, which shall not be higher than those specified in the service classification in effect on January 1, 1970 pursuant to which Landlord then purchased electric current from the public utility corporation servicing the building; provided, however, such charges shall be increased in the same percentage as any percentage increase in the billing to Landlord for electricity, for then entire building, by reason of increase in Landlord's electric rates, charges, fuel adjustment or service classifications, or by taxes or charges of any kind imposed thereon, or for any other such reason, subsequent to January 1, 1970. Any such percentage increase in Landlord's billing for electricity shall be computed by the application of the average consumption (energy and demand) of electricity for the entire building for the twelve (12) full months immediately prior to the rate change, other change, or any changed methods of or rules on billing for same, on a consistent basis to the new rate and to the service classification in effect on January 1, 1970. If the average consumption of electricity for the entire building for such prior twelve (12) months cannot reasonably to applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months and that same consumption, so projected, shall be applied to the service classification in effect on January 1, 1970. Where more than one meter measures the service of Tenant in the building, the service rendered through each meter may be computed and billed separately in accordance with the provisions hereof. Bills therefor shall be rendered at such times as Landlord may elect and the amount, as computed from a meter, shall be paid as additional rent. If such bills are not paid within ten
(10) days after being rendered, Landlord may, without further notice, discontinue the service of electric current to the demised premises without releasing Tenant from any liability for any damage or loss sustained by Tenant by such discontinuance of service; provided, however, that in the event Landlord shall discontinue furnishing electric service to the demised premises pursuant to the preceding provisions of this sentence and Tenant shall pay to Landlord such delinquent amounts, then, provided Landlord shall not have exercised its right to terminate this lease, Landlord shall resume providing such electrical service to the demised premises. In no event shall bills rendered by Landlord pursuant to this Section 44.2.1 include any charge for electricity furnished to portions of the building other than the demised premises.

      44.2.2 Rent Inclusion. For the purposes of this Section 44.2.2, Landlord and Tenant agree that:

      44.2.2.1 The term "Electric Rate" (including all applicable surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges, taxes and other sums payable in respect thereof) shall mean the greater of either:

(i) The service classification pursuant to which Landlord purchases electricity from the utility company servicing the building, or

(ii) The service classification pursuant to which Tenant would purchase electricity directly from the utility company servicing the building; provided, however, at no time shall the amount payable by Tenant for electricity be less than the "Cost per Kilowatt Hour" (as defined in Section 44.2.2).

      44.2.2.2. The term "Cost per Kilowatt Hour" shall mean the total cost for electricity incurred by Landlord to service the building during a particular time period (including all applicable surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges, taxes and other sums payable in respect thereof) divided by the total kilowatt hours purchased by Landlord during such period.

      44.2.2.3 As long as Tenant is not in default under any of the covenants of this lease, including, without limitation, payment of the fixed annual rent and any additional rent, Landlord shall furnish Tenant with all such electric energy reasonably required in connection with the permitted use and occupancy of the demise premises. In addition to the fixed annual rent payable hereunder, Tenant shall pay for the cost of such service at the initial rate of $4,200.00 per annum (the "Minimum Electric Charge"), which payments shall be made in monthly installments, with monthly installments of fixed annual rent, as additional rent. At any time and from time to time following the commencement of the term, Landlord may cause a survey to be made by an independent electrical engineer or consultant selected by Landlord of the consumption of electric energy in the demised premises. The survey will include a determination of the power requirements of Tenant's equipment (including, but not limited to, any air conditioning equipment provided by the Landlord) and of the lighting in the demised premises and a determination of the periods of use and of such and lighting. The results of the survey will be projected with such adjustments as may be appropriate to arrive at an estimate of the annual consumption of electric energy in the demised premises. On the basis of such estimate, applying the Electric Rate to Tenant's usage, the estimated cost attributable to the furnishing by Landlord of such quantity of electric energy to the demised premises shall be determined. If such estimated cost shall be greater than the sum set forth above, then the additional rent per annum shall be increased as of the date of such survey so as equitably to reflect such) estimated additional cost. The determination of Landlord's consultant or engineer shall be conclusive hereunder. There may be, from time to time, a further appropriate adjustment in such additional rent based on a survey as above provided, if, after the commencement date of the term there is any change in the cost attributable to the furnishing by Landlord of electric energy to the demised premises based upon any change in any one or more of the following factors, (i) any material alternation or material addition to Tenant's electrical equipment and/or appliances in the demised premises, or (ii) any increase since the effective date of the last adjustment or the commencement date of this lease, whichever shall be applicable, in the Electric Rate, or (iii) use of additional electric energy in the demised premises, i.e., use of electric energy in excess of such reasonable quantity to be furnished as provided in the first sentence of this
Section 44.2.2.3. Notwithstanding any other terms and conditions of this Article 44, if the cost to Landlord of furnishing electricity service shall increase because of an increase in the Electric Rate, then Landlord may, upon written notice to Tenant, increase the additional rent by an amount equal to the amount set forth above multiplied by the percentage increase in the cost to Landlord. The increased additional rent payable by virtue of such notice shall commence as of the date of such increase in the rate payable by Landlord to such public utility. Under no circumstances shall the electrical inclusion charge be less than the Minimum Electric Charge.

      44.2.3 Direct Meter. Using this method, Tenant, at Tenant's sole cost and expense, shall obtain electricity directly from the utility company furnishing electricity to the building. The cost of such service shall be paid by Tenant directly to such utility company in accordance with the utility company's billing schedule.

      44.3 Restriction. Tenant's use of electric current in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the demised premises. Tenant shall not make or perform or permit the making of, any alterations to wiring, installations or other electrical facilities in or serving the demised premises without the prior consent of Landlord in each instance. Should Landlord grant any such consent, all additional risers or other equipment required therefor shall be installed by Landlord, and the cost thereof shall be paid by Tenant upon Landlord's demand.

      44.4 Failure of Utility Supplies. Unless the same shall arise due to the willful act of Landlord in default or any of the terms and conditions or this lease, Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the demised premises by reason of any requirement act or omission of the public utility company servicing the building with electricity or for any other reason whatsoever.

      44.5 Discontinuance. Landlord reserves the right to discontinue furnishing electric energy to Tenant at any time upon sixty (60) days written notice to Tenant, and from and after the effective date of such termination, Landlord shall no longer be obligated to furnish Tenant with electric energy; provided, however, that such termination date may be extended for a time reasonably necessary for Tenant to make arrangements to obtain electric service directly from the public utility company servicing the building. If Landlord exercises such right of termination, this lease shall remain unaffected thereby and shall continue in full force and effect; and thereafter Tenant shall diligently arrange to obtain electric service directly from the public utility company servicing the building, and may utilize the then existing electric feeders, risers, and wiring servicing the demised premises to the extent available and safely capable of being, used for such purposes and only to the extent of Tenant's then authorized connected load. Landlord shall be obligated to pay no part of any cost required for Tenant's direct electrical service.

      44.6 Electrical Taxes. If any tax (other than, a federal, state or city income tax) is imposed upon Landlord's receipt from the sale or resale of electricity to Tenant by any federal, state or municipal authority, Tenant covenants and agrees that, where permitted by Law, Tenant's pro rata share of such taxes shall be passed on to and included in the bill of, and paid by, Tenant to Landlord, as additional rent.

      45. RENT ESCALATION - COST INCREASE:

            45.1 Definition. For purposes of this article:

                  45.1.1. "Rate" shall mean the minimum regular hourly wage rate, including adjustments of every kind and nature (including, without limitation, all sums paid for "Fringe Benefits") as defined in Section 45.1.5, and adjustments provided for in Section 45.1.5, and adjustments provided for in 45.1.6) prescribed for "Porters" (as defined in Section 45.1.4) for Class A office buildings (or any successor category), pursuant to the present and any successor agreement between the Realty Advisory Board on Labor Relations, Incorporated (or any successor thereto) and Local 32B of the Building Service Employees International Union, AFL-CIO (or any successor thereto), covering the wage rates for Porters in such buildings ("Labor Agreement"); provided, however, that, (1) if, at any time during the lease term, regular employment of Porters occurs on days or during hours when the overtime or other premium pay rates are in effect pursuant to the Labor Agreement, "Rate" shall mean the average hourly wage rate, including adjustments of every kind and nature (including, without limitation, Fringe Benefits and adjustments provided for in Section 45.1.6) for the hours in a calendar week during which Porters are regularly employed (e.g., if, pursuant to the Labor Agreement, the regular weekly employment of Porters is for forty (40) hours, at a regular hourly wage rate, including Fringe Benefits, of $12.00 for the first thirty (30) hours and an overtime hourly wage rate, including Fringe Benefits, of $15.00 for the remaining ten (10) hours, the average hourly wage rate, including fringe Benefits, for the applicable period shall be, before adjustment pursuant to the provisions of Section 45.1.6, the weekly wage rate of $ 500.00 divided by the number of regular hours of employment, or $12.75), divided and (ii) if, at any time during the lease term, no Labor Agreement exists, "Rate" shall mean the average minimum regular hourly wage rate, including adjustments of every kind and nature (including, without limitation, Fringe Benefits and adjustments provided for in Section 45.1.6) actually payable to Porters at the rate for Porters employed at Class A office buildings as such buildings are presently described in the Labor Agreement, except that at no time shall the amount payable be less than the amount being paid by the Tenant pursuant to this section at the time the Labor Agreement ceases to exist.

      45-1.2 "Base Rate" shall mean the Rate in effect during the calendar year 1994.

      45.1.3 "Multiplication Factor" shall mean 1,400.

      45-1.4. "Porters" shall mean those employees who have been employed for ten (10) years or more and who are engaged in the general maintenance and operation of office buildings, classified as "others" in the current Labor Agreement or, failing such classification in any subsequent Labor Agreement, the most nearly comparable classification in such Labor Agreement.

      45.1.5 In determining the Rate, the Base Rate or on each applicable occasion pursuant to this lease, the Base Rate and the Rate, as specified in the Labor Agreement, shall be adjusted, and the hourly cost of Fringe Benefits shall be adjusted, and the hourly cost of Fringe Benefits shall be calculated, on the basis of the number of hours Porters actually are to work pursuant to the Labor

Agreement during the applicable calendar year (e.g., if the Labor Agreement is predicated on a 2,080 hour work year (40 hours X 52 weeks) and Porters are paid for the following time which they actually are not to work (Vacation - 120 hours, Holidays - 88 hours, Birthday - 8 hours, Medical Checkup - 16 hours., Sick Days - 80 Hours, Disaster Day - 8 hours, and Relief Time - 147 hours), totalling 467 hours, then the Base Rate and the Rate, and the hourly cost of Fringe Benefits as well, shall be calculated on the basis of Porters actually working 1,613 hours (2,080 hours less 467 hours).

            45.2 Escalation. If, in any year during the lease term, the Rate exceeds the Base Rate, Tenant shall pay to Landlord, as additional rent, an amount ("Expense Escalation") equal to the product of the Multiplication Factor multiplied by 100% of the amount by which the Rate exceeds the Base Rate, appropriately adjusted for any such period which is only partially within the lease term. The Expense Escalation shall be payable in equal monthly installments, commencing with the first monthly installment of fixed annual rent due on or after the effective date of any increase in the Rate and continuing thereafter until the effective date of any subsequent increase, whereupon such installments shall be appropriately adjusted. Landlord shall furnish Tenant with a statement itemizing Tenant's liability pursuant to this subdivision whenever such liability arises or changes. Tenant's obligation to make such payments shall survive the expiration date or any sooner termination of this lease. Notwithstanding the foregoing, if, by reason of any law or any rule, order, regulation or requirement of any governmental or quasi-governmental authority having or asserting jurisdiction (collectively, "Law"), an increase in the Rate is reduced or does not take effect, or increases in the Rate are limited or prohibited, then, for the period covered by the Law ("Law Period"), the applicable increase ("Increase") in the Rate for purposes of this articles, shall be the increase in the Rate ("Prior Increase") which immediately preceded the effective date of the Law. The Increase shall take effect on the date following the expiration of the period for the ("Prior Increase") which immediately preceded the effective date of the Law. The Increase shall take effect on the date following the expiration of the period of the Prior increase and an equivalent Increase shall take effect on each anniversary of such effective date during the Law Period.

      45.3 Notice of Escalation. Each notice given by Landlord pursuant to
Section 45.2 shall be binding upon Tenant unless, within thirty (30) days after its receipt of such notice, Tenant notifies Landlord of its disagreement therewith, specifying the portion thereof with which Tenant disagrees. Pending resolution of such dispute, Tenant shall, without prejudice to his rights, pay all amounts determined by Landlord to be due, subject to prompt refund by Landlord (without interest) upon any contrary determination.

      45.4 Failure to Bill. Landlord's failure to timely bill all or any portion of the Expense Escalation (or any increase therein) for any period or periods during the term (whether because of failure to timely consummate a Labor Agreement or because of error or oversight of Landlord or its managing agent or for any other reason) shall not constitute a waiver of Landlords right to ultimately collect such amount, nor a waiver of Landlord's right to bill Tenant at any subsequent time retroactively for the entire amount so unbilled, which unbilled amount shall be payable with thirty (30) days after being so billed.

46. REAL ESTATE TAX ESCALATION:

      Tenant shall pay to Landlord, as additional rent, tax escalations in accordance with this article.

      46.1 Definitions. As used in this article, the following definitions shall apply:

      46.1.1 The term "Base Tax Year" as hereinafter set forth for the determination of real estate tax escalation shall mean the New York City real estate tax year commencing July 1, 1994 and ending June 30, 1995.

      46.1.2 The term " Percentage" shall be deemed to mean .424%.

      46.1.3 The term "Building Project" shall mean all of the land together with the improvements thereon known as 90 West Street, 140 Cedar Street, New York, New York.

      46.1.4 The term "Comparative Year" shall mean the respective twelve (12) months following the Base Tax Year, and each subsequent period of twelve (12) months.

      46.1.5 The term "Real Estate Taxes" shall mean the total of all taxes and special or other assessments and/or vault charges levied, assessed or imposed at any time by any governmental authority upon or against the Building Project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from the Building Project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against the Building Project. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the Real Estate Taxes, or in lieu of additions to or increases of the Real Estate Taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of Real Estate Taxes for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the term of this lease, only a pro rata portion thereof, covering the portion of the term of this lease unexpired at the time of the imposition of such assessment, shall be included in Real Estate Taxes. if, by law, any assessment may be paid in installments, then, for the purposes hereof (i) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law, and (ii) there shall be included in Real Estate Taxes, for each Comparative Year in which such installments may be paid, the installments of such assessment so becoming payable during such Comparative Year, together with interest payable during such Comparative Year.

      46.1.6 The phrase "Real Estate Taxes payable during the Base Tax Year" shall mean that amount obtained by multiplying the valuation actually used by the City of New York, of the Building Project (whether same be actual or a transitional assessment), for purposes of billing Real Estate Taxes during the Base Tax Year by the Base Tax Year rate for each $100.00 for such valuation.

      46.2 Increases. In the event that the Real Estate Taxes payable for any Comparative Year shall exceed the amount of such Real Estate Taxes payable during the Base Tax Year, Tenant shall pay to Landlord, as additional rent for such Comparative Year, an amount equal to the Percentage of the excess (the "Excess"). By or after the start of the Comparative Year following the Base Tax Year, and by or after the start of each Comparative Year thereafter, Landlord shall furnish to Tenant a statement of the Real Estate Taxes payable during the Base Year and each Comparative Year, which statement shall reflect the amount of the Excess to be paid by the Tenant pursuant to this Article 46. Tenant's obligation to pay the amount herein provided for shall survive the expiration or earlier termination of this lease.

      46.3 Payment. The amount due pursuant to Section 50.2 shall be due and payable within Ten (10) days after Landlord shall have delivered to Tenant a statement setting forth the amount equal to the Percentage of the Excess. Bills for the Real Estate Taxes shall be sufficient evidence of amount, for the purpose of calculating the Percentage. In the event Tenant fails to pay its Percentage of the Excess when due, Landlord may be entitled to any and all remedies to which Landlord may be entitled under this lease for default in the payment of rent. The failure of Landlord to bill Tenant for the Real Estate Taxes due hereunder from Tenant in any fiscal year shall not prejudice the right of Landlord to subsequently bill Tenant for such fiscal year or any subsequent fiscal year.

      46.4 Reassessments. If Landlord shall receive a refund of Real Estate Taxes for any Comparative Year, Landlord shall credit against subsequent payments of the Excess due under this lease, Tenant's Percentage of the net refund (after deducting from such total refund the costs and expenses, including, but not limited to, appraisal, accounting and legal fees of obtaining the same, to the extent that such costs and expenses were not included in the Real Estate Taxes for such Comparative Year); provided, however, such credit to Tenant shall in no event exceed Tenant's payment of the Excess paid for such Comparative Year. Should the Real Estate Taxes payable during the Base Tax Year and/or for any Comparative Year be increased by final determination of legal proceedings, settlement or otherwise, then Tenant shall be liable for its Percentage of the increase with payment of the increase due from Tenant paid, as additional rent, within ten (10) days of billing. Nothing contained in this lease shall obligate Landlord to bring any application or proceeding seeking a reduction in Real Estate Taxes or assessed valuation. Tenant, for itself and its subtenants and successors in interest, hereby waives, to the extent permitted by law, any right Tenant may now or in the future have to protest or contest any Real Estate Taxes or to bring any application or proceeding seeking a reduction in Real Estate Taxes or assessed valuation or otherwise challenging the determination thereof, and Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, such appointment being coupled with an interest, in Tenant's name, place and stead, and on Tenant's behalf, to initiate, pursue, withdraw, settle or compromise any such application, proceeding or challenge that Tenant has or may have the right to bring. The benefit of any discount for the early payment or prepayment of Real Estate Taxes shall accrue solely to the benefit of Landlord and such discount shall not be subtracted from Real Estate Taxes.

      46.5 End of Term. Upon the date of any expiration or termination of this lease a proportionate share of the Excess of the Real Estate Taxes for the Comparative Year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if not previously billed and paid. The proportionate share shall be based upon the length of time that this lease shall have been in existence during such Comparative Year. Landlord shall, as soon as reasonably practicable, compute the Real Estate Taxes due from Tenant, which computation shall either be based on that Comparative Year's actual figures or be an estimate based upon the most recent statements prepared by Landlord and furnished to Tenant. If an estimate is used, then Landlord shall cause statements to be prepared on the basis of the Comparative Years actual figures as soon as they are available, and within ten (10) days after such statement or statements are prepared by Landlord and furnished to Tenant, Landlord and Tenant shall make appropriate adjustments of any estimated payments previously made, which shall survive any expiration or termination of this lease.

      46.6 Failure to Bill. Any delay or failure of Landlord in billing for any Real Estates Taxes due hereunder shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Real Estate Taxes.

47. LATE PAYMENTS:

      It is agreed that the monthly installments of fixed annual rent under this lease are due and payable in advance on the first day of each month during the entire lease term. In the event that any monthly installment of fixed annual rent, or any other payment required to be made by the Tenant under this lease shall be overdue, a late charge of 4 cents ($.04) for each dollar so overdue may be charged by the Landlord for each month, or fraction of each month) from its due date until paid, for the purpose of defraying the expenses incurred in handling delinquent payments.

48. ATTORNMENT:

      48.1 Agreement to Attorn. Tenant agrees that if the lessor under any ground or underlying lease or the holder of any mortgage, deed of trust or other encumbrance which now or hereafter affects the building and/or the land upon which it is situated shall enter into and become possessed of such real property, whether through foreclosure action or otherwise, then, if this lease is in full force and effect at such time, at the option of such lessor, mortgagee or other encumbrancer, Tenant shall attorn to such lessor, mortgagee or encumbrancer as its Landlord; and, in such event, such lessor, mortgagee or encumbrancer shall not be liable to Tenant for any defaults theretofore committed by Landlord and no such default shall give rise to any rights of offset or deduction against the rent or additional rent payable under this lease.

      48.2 Additional Documents. The provisions for attornment in this article shall not require the execution of any further instrument. However, if such lessor, mortgagee or encumbrancer to which Tenant is required to attorn reasonably requests a further instrument expressing such attornment, Tenant agrees to execute the same within ten (10) days of request and if Tenant fails so to do, Tenant hereby appoints Landlord Tenant's attorney-in-fact to execute any such instrument for and on behalf of Tenant.

49. LEASE NOT BINDING UNLESS EXECUTED:

      Submission by Landlord of this lease for execution by Tenant, shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this lease and duplicate originals thereof shall have been delivered to the respective parties.

50. ASSIGNMENT AND SUBLETTING:

      50.1 Landlord's Consent. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, or mortgage or encumber, this lease or any of its rights or estates hereunder, sublet the demised premises, or any part thereof, or suffer or permit the demised premises, or any part thereof, to be used or occupied by others, without the prior written consent of landlord in each instance. If this lease be assigned, or if the demised premises or any part there of be sublet or occupied by anybody other then Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, subletting, occupancy, or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, subtenant, or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Landlord's consent to an assignment or subletting shall not, in any wise, be construed to relieve Tenant from obtaining Landlord's express written consent to any further assignment or subletting. In no event shall any permitted sublessee assign or encumber its sublease, further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space, or any part thereof, to be used or occupied by others, without Landlord's written consent in each instance.

      50.2.1 Request for Consent-Assignment. If Tenant should have a bone-fide intention to assign this lease, Tenant shall first give notice to Landlord of such fact and Landlord shall then have the right to either (i) terminate this lease as of the effective date of the proposed assignment (which in no event shall be earlier than two (2) months nor later than (4) four months from Landlord's receipt of Tenant's notice) as if it were the expiration date set forth in this lease, or (ii) accept an assignment of this lease from Tenant and Tenant and Landlord shall then promptly execute and deliver to each other (Landlord may, however, elect a designee) in form satisfactory to Landlord's counsel, an assignment and assumption of lease which shall be effective as of such effective date.

      50.2.2 Request for Consent-Sublease. If Tenant should have a bona-fide intention to sublet the demised premises or any portion thereof, Tenant shall first five notice to Landlord of such fact which such notice shall specify the area that Tenant proposes to sublet, and the terms and rental-rate at which Tenant proposes to sublet such space and Landlord shall then have the right to either (i) terminate this lease as to the portion of the demised premises affected by such subletting , or as to the entire demised premises in the case of a subletting thereof, as of such effective date (which in no event shall be earlier than two (2) months nor late nor later than four (4) months from Landlord's receipt of Tenant's notice) (ii) in the case of a proposed subletting of the entire demised premises accept an assignment of this lease from Tenant, and Tenant and Landlord shall then promptly execute and deliver to each other (Landlord may, however, elect a designee) in form reasonably satisfactory to Landlord's counsel, an assignment and assumption of lease which shall be effective as of such effective date, or (iii) accept a sublease from Tenant for the portion of the demised premises affected by such proposed subletting, or the entire demised premises in the case of a proposed subletting thereof, and Tenant shall then promptly execute and deliver a sublease to Landlord, or Landlord's designee if so elected by Landlord, for the proposed term of subletting, commencing with such effective date, at (x) the rental terms reflected in the proposed sublease or (y) the rental terrms contained in this lease on a per rentable square foot basis, as elected by Landlord.

      50.3 Landlord's Exercise of its Options. If Landlord exercises its option to terminate this lease in accordance with Section (b) of this Article 50, then this lease shall end and expire upon the date that such assignment or subletting was to be effective or to commence, as the case may be, and the fixed rent and additional rent shall be paid and apportioned to such date. If Landlord exercises its option to accept an assignment of this lease or a subletting of the demised premises, Tenant shall then execute and deliver to Landlord, an assignment and assumption of lease or a sublease, as the case may be, in either case, in a form reasonably satisfactory to Landlord's counsel.

      If a sublease is so made it shall expressly:

      (i) permit Landlord to make further sublease of all or any part of the demised premises and (at no cost or expense to Tenant) to make and authorize any and all changes, alternations, installations and improvements in such space as Landlord may deem necessary for such subletting, at Landlord's expense;

      (ii) negate any intention that the estate created under such sublease be merged with any other estate held by either of the parties;

      (iii) provide that Landlord shall accept the demised premises "as is", it being intended that Tenant shall have no other cost or expense in connection with the subletting of the demised premises;

      (iv) provide that at the expiration of the term of such sublease tenant will accept the demised premises in its then existing condition.

      50.4 Reasonable Consent. In the event that Tenant complies with the provisions of Section 50.2 of this Article 50 and Landlord does not exercise any option provided to it thereunder, and provided that Tenant is not in default of any of Tenant's obligations under this lease, beyond applicable notice and grace periods, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment of lease or subletting of the entire demised premises shall not be unreasonably withheld or delayed provided the following conditions have been satisfied:

      50.4.1 In Landlord's reasonable judgement, the proposed assignee or subtenant is engaged in such a business and the demised premises will be used in such a manner, that: (x) is limited to the use expressly permitted under this lease; and (y) will not violate any negative covenant as to use contained in any other lease of space in the Building about which Tenant has been informed following its request to Landlord for such information;

      50.4.2 The proposed assignee or subtenant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

      50.4.3 Neither (i) the proposed assignee or sublessee nor (ii) any person that, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or sublessee, is then an occupant or tenant of any part of the Building;

      50.4.4 The proposed assignee or sublessee is not a person with whom Landlord is then, or shall have been during the previous six (6) month period, negotiating to lease space in the Building;

      50.4.5 The proposed sublease shall be in form reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article 50;

      50.4.6 The amount of the aggregate rent to be paid by the proposed subtenant is not less than the ten current market rent per rentable square foot for the demised premises and the rental and other terms and conditions of the sublease are the same as those contained in the proposed sublease furnished to Landlord pursuant to Section 50.2;

      50.4.7 Tenant shall reimburse Landlord on demand for any reasonable costs that may be incurred by Landlord in connection with said assignment or sublease, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant and legal costs incurred in connection with the granting of any requested consent;

      50.4.8 Tenant shall not have (a) advertised the availability of the demised premises without prior written notice to, and approval by, Landlord or
(b) advertised the demised premises for subletting or assignment at a proposed rental less than the fixed rent and additional rent at which Landlord is then offering to lease other space in the Building;

      50.4.9 The sublease shall not allow use of the demised premises (1) as a restaurant, luncheonette, or otherwise for the preparation and/or sale of food for on or off premises consumption; (2) as a discount store; (3) as a multiple tenancy store; (4) by a foreign or domestic governmental agency; (5) as a betting parlor or gambling casino; or (6) by a utility company; and

      50.4.10 The sublease shall not provide for an option on behalf of the subtenant thereunder to extend or renew the term of such sublease.

      50.5 Time Period.In the event that (i) Landlord fails to exercise any of its options under Section 50.2 of this Article 50 and consents to a proposed assignment of this lease or sublease of all or a portion of the demised premises and (ii) Tenant fails to execute and after Landlord shall have granted such consent, or if Tenant shall change the terms, in any material respect, or rental rate of the proposed subletting set forth in Tenant's notice to Landlord pursuant to the provisions of Section 50.2 (ii) hereof, then Tenant shall again comply with all of the provisions and conditions of Section 50.2, before assigning this lease or subletting the demised premises.

      50.6.1 Sublease Conditions. Each subletting pursuant to this Article So shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this lease. Notwithstanding any such subletting and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the fixed rent and additional rent due, and to become due, hereunder and for the performance of all of the covenants, agreements, terms, provisions and conditions contained in the lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, or any other person claiming under or through any subtenant that shall be in violation of any of the obligations of this lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that, notwithstanding any such subletting, no other and further subletting of the demised premises by Tenant, or any person claiming through or under Tenant (except as provided in Section 50.9 of this Article So shall, or will, be made, except upon compliance with, and subject to, the provisions of this Article. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise its option under Section 50.2, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

      50.6.2 With respect to each and every sublease or subletting, it is further agreed that:

      50.6.2.1 No subletting shall be for a term ending later than one (1) day prior to the expiration date of this lease;

      50.6.2.2 No sublease shall be valid and no subtenant shall take possession of the demised premises, or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord; and

      50.6.2.3 Each sublease shall provide that it is subject and subordinate to this lease and to the matters to which this lease is, or shall be, subordinate, and that, in the event of termination, re-entry, or dispossess by Landlord under the lease, Landlord may, at its option, take over all of the right, title and interest of Tenant as sublandlord under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (x) be liable for any previous act or omission of Tenant under such sublease, (y) be subject to any offset, not expressly provided in such sublessee, that theretofore accrued to such subtenant against Tenant, or (z) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's fixed rent or any additional rent then due.

      50.7 Assignment Conditions. Any assignment or transfer shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord, an agreement, in form and substance satisfactory to Landlord, whereby the assignee shall assume all of the obligations of this lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions contained in this Article 50 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding and assignment or transfer, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of fixed rent and/or additional rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the fixed rent and additional rent and for the other obligations of this lease on the part of Tenant to be performed or observed.

      50.8 Excess Rent. If Landlord shall give its consent to any assignment of this lease or to any sublease, Tenant shall, in consideration therefor, pay to Landlord, as additional rent:

      (i) in the case of an assignment, an amount equal to all sums and other consideration paid to Tenant by the assignee for, or by reason of, such assignment, including all sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings, or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated. cost thereof determined on the basis of Tenant's federal income tax returns; and

      (ii) in the case of a sublease, any rents, additional charges, or other consideration payable under the sublease by the subtenant to Tenant that are in excess of the fixed rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof, including all sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax Returns.

      The sums payable under this Section 50.8 shall be paid to Landlord as and when payable by the assignee or subtenant to Tenant.

      50.9 Corporate Tenant. The transfer of a majority of the issued and outstanding stock of any corporate tenant or subtenant of this lease, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this lease or of such sublease subject to the provisions of this Article 50.

      50.10 No Release. The joint and several liability of Tenant and any immediate or remote successor in interest to Tenant, and the due performance of the obligations of this lease on Tenant's part to be performed or observed, shall not be discharged, released, or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this lease, or by any waiver or failure of Landlord to enforce any of the obligations of this lease.

51. INTEREST:

      If Tenant fails to pay fixed annual rent, additional rent or any other amounts payable hereunder when due, such amounts shall bear interest from the due date at the prime rate of Chemical Bank plus four percent (4%), in no event to exceed the maximum rate of interest permitted by law.

52. SPECIAL SERVICES:

      Upon Tenants' request, Landlord or its managing agent may, but, except as otherwise expressly provided in this lease, shall not be obligated to, perform or cause to be performed for Tenant from time to time various construction, repair and maintenance work, moving services and other types of work or services in or about the demised premises and the building. If such work or services shall be performed for Tenant, Tenant agrees to pay therefor either the standard charges of Landlord or its managing agent in effect from time to time, if any, or the amount agreed to be paid for such services. Tenant agrees to pay all such, charges within ten (10) days after Landlord or Landlord's managing agent has submitted a bill therefor and, unless otherwise expressly provided in writing, such charges shall be payable as additional rent under this lease.\

53. DAMAGE OR DESTRUCTION:

      53.1 Insured Casualties. In the event the building and/or the demised premises is damaged by fire or other perils covered by Landlord's insurance, Landlord shall have the following rights and obligations:

      53.1.1 In the event of total destruction, at Landlord's option, as soon as reasonably possible thereafter, commence repair, reconstruction an restoration of the building and/or the demised premises and prosecute the same diligently to completion, in which event this lease shall remain in full force and effect; or within ninety (90) days after such damage, elect not to so repair, reconstruct or restore the building and/or the demised premises, in which event this lease shall terminate. In either event, Landlord shall give Tenant written notice of its intention within such ninety (90) day period. In the event Landlord elects not restore the building and/or the demised premises, this lease shall be deemed to have terminated as of the date of such total destruction.

      53.1.2 In the event of a partial destruction of the building and/or the demised premises, to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof, and if the damage thereto is such that the building and/or the premises may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty and if Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this lease shall continue in full force and effect. If such work of repair, reconstruction and restoration shall require a period longer than ninety (90) days or exceeds twenty-five percent (25%) of the full insurable value thereof, or if such insurance proceeds will not be sufficient to cover the cost of such repairs, then Landlord either may elect to so repair, reconstruct or restore and this lease shall continue in full force and effect, or Landlord may not to repair, reconstruct or restore and the lease shall then terminate. Under any of the conditions of this Section
53.1.2 Landlord shall give written notice to Tenant of its intention within such ninety (90) day period. In the event Landlord elects not to restore the building and/or the demised premises, this lease shall be deemed to have terminated as of the date of such partial destruction.

      53.2 Release Upon Termination. Upon any termination of this lease under any of the provisions of this Article 53, the parties shall be released without further obligation to the other from the date possession of the demised premises is surrendered to Landlord except for items which have theretofore accrued and are then unpaid.

      53.3 Abatement of Rent. In the event of repair, reconstruction and restoration by Landlord as herein provided, provided that the casualty was not caused by Tenant, the rental payable under this lease shall be abated proportionately with the degree to which Tenant's use of the demised premises is impaired during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the demised premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

      53.4 Force Majeure. Tenant shall not be released from any of its obligations under this lease except to the extent and upon the conditions expressly stated in this Article 53. Notwithstanding anything to the contrary contained in this Article 53, if Landlord is delayed or prevented from repairing or restoring the demised premises within one year (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be release from its obligations under this lease as of the end of such one (1) year period.

      53.5 Uninsured Casualty. If damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this lease.

      53.6 Landlord's Obligation. If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portion of the building and the demised premises which were originally provided at Landlords expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

      53.7 End of Term. Notwithstanding anything to the contrary contained in this Article 53, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the demised premises when the damage resulting from casualty covered under this Article 53 occurs during the last twelve (12) months of the term of this lease or any extension hereof.

54. MODIFICATION FOR MORTGAGE:

      If, in connection with existing financing or obtaining financing or refinancing for the building in the future, a lender shall request reasonable modifications to this lease, Tenant will not reasonably withhold or delay its consent thereto beyond ten (10) days, provided that such modifications do not increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Landlord to such lender and/or permit the curing of such defaults by Landlord to such lender with the granting of such additional time for such curing as may be required for such lender to get possession of the building) or adversely affect the leasehold interest hereby created. In no event shall a requirement that the consent of any such lender be given for any modification, termination or surrender of the lease be deemed to adversely affect the leasehold interest hereby created.

55. CLEANING SERVICES:

      It is understood and agreed that the rent payable hereunder includes payment for building standard cleaning services, which includes daily office cleaning, removal of trash, and window cleaning, but it is further understood and agreed that all waxing, washing of floor, cleaning of blinds and light fixtures, if any, shall be done at the sole cost and expense of the Tenant.

56. EXTERMINATION:

      For any extermination work required to be performed by Tenant pursuant to
Article 4 of this lease, Tenant shall utilize for such extermination, services only contractors designated by Landlord in Landlord's sole discretion.

57. ODORS:

      57.1 Obligation to Eliminate. Tenant shall not permit any unusual or obnoxious odors to emanate from the demised premises. Tenant will, within five
(5) days after written notice from Landlord, install at its own cost and expense, reasonable control devices or procedures to eliminate such odors, if any. In the event such condition is not remedied within such five (5) day period, Landlord may, at its discretion, either (i) cure such condition and add the cost and expense incurred by Landlord therefor to the next monthly rent to become due and Tenant shall pay such amount as additional rent; or (ii) treat such failure on the part of Tenant to eliminate such obnoxious odors as a material default hereunder entitling Landlord to any of its remedies pursuant to the terms of this lease. Landlord shall have the right to enter the demised premises at any time to inspect the same and ascertain whether they are clean and free of odors.

      57.2 Special Devices. In the event Landlord requires Tenant to install reasonable control devices or procedures to eliminate such odors, the material, size and location of such installations shall be subject to Landlord's prior written approval. Such work shall not be commenced until plan and specifications therefor have been submitted to and approved by Landlord.

58. FLOOR LOADS:

      Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Tenant agrees to position all machines, safes, business machines, printing equipment or other mechanical equipment in such locations as to minimize noise and vibration emanating therefrom. All of such installations shall be placed and maintained by Tenant, at Tenant's sole expense, in setting sufficient, in Landlord's sole judgement, to absorb and prevent, vibration, noise and annoyance to other tenant's in the building. All of such machines and/or equipment installed by Tenant in the demised premises will not at any time be in violation of existing laws affecting the demised premises or in violation of the certificate of occupancy issued for the building of which the demised premises are a part.

59. AIR CONDITIONING & VENTILATION:

      59.1 Landlord to Maintain. Tenant shall be permitted the use of the air conditioning equipment servicing the demised premises (the "Air Conditioning Unit"), which Air Conditioning Unit shall remain Landlord's property. Landlord shall keep, maintain, repair, restore and replace the Air Conditioning Unit and all of the ducts, dampers, registers, grilles and appurtenances utilized in connection therewith in good working order and in compliance with all law, rules, and regulations relating thereto. Any restoration or replacement of all or any part of the Air Conditioning Unit and related equipment shall be in quality and class equal to the original work and installation.

      59.1.1 Landlord, at Landlord's expense, shall furnish air conditioning to the demised premises through the Air Conditioning Unit, as may be required for reasonably comfortable occupancy of the demised premises, from May 15th through September 30th (the "AC Season") from 8:00 A.M. to 6:00 P.M. on business days. Business days as used in this Article shall mean all days during the AC Season except Saturdays, Sundays and the days observed by the Federal or the New York State or City governments as legal holidays.

      59.2 Excess Use. Use of the demised premises, or any part thereof, to a manner exceeding the design conditions thereof (including occupancy and connected electrical load) by heating and air conditioning service in the demised premises, or rearrangement of partitioning which interferes with normal heating and air conditioning service in the demised premises, or the use of computer or data processing machines, may require changes in the systems servicing the demised premises. Such changes so occasioned, shall be made by Landlord, at Tenant's expense. Tenant agrees to lower and keep closed the venetian blinds or other window coverings in the demised premises whenever required for the proper operation of the air conditioning service. No supplemental heating, ventilating or air conditioning equipment shall be installed or utilized by Tenant in the demised premises without Landlord's prior consent.

      59.3 Interruption of Service. No diminution or abatement of rent or additional rent or other compensation or claim of constructive eviction shall or will be claimed by Tenant by reason of any interruption, curtailment or suspension of the Air-conditioning Unit or air conditioning system for the building.

60. HOLD-OVER:

      If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this lease, such holding over shall not be deemed to extend the term or renew the lease, but such holding over shall be on a month-to-month basis upon the covenants and conditions herein set forth except that the fixed annual rent due hereunder, and all additional rent, shall be equal to two hundred percent (200%) of the fixed annual rent and additional rent last payable under this lease.

      Neither the billing nor the collection of fixed annual rent and additional rent during any such holdover period shall be deemed a waiver, of any right of Landlord to collect damages for Tenants failure to vacate the demised premises after the expiration or sooner termination of this lease last payable under this lease. The provisions of this article shall survive the expiration or sooner termination of this lease.

      61. BUILDING DIRECTORY:

      At the written request of Tenant, Landlord shall list on the building's directory the name of Tenant, any trade name of Tenant, any trade name under which Tenant has the right to operate, any other entity permitted to occupy any portion of the demised premises under the terms of this lease, up to a maximum of ___ listings without charge to the Tenant. If requested by Tenant, Landlord may (but shall not be required to) list the name of Tenant's subsidiaries and affiliates; however, the listing of any name other than that of Tenant shall neither grant such party or entity any right or interest in this lease or in the demised premises nor constitute Landlord's consent to any assignment or sublease to, or occupancy of the demised premises by, such party or entity. Except for the name of Tenant, any such listing may be terminated by Landlord, at any time, without notice.

62. ADDITIONAL RENT:

      All payments other than the fixed annual rent to be made by Tenant pursuant to this lease shall be deemed additional rent and, in the event of any nonpayment thereof, Landlord shall have all rights and remedies provided for herein or by law for nonpayment of rent. Tenant shall have fifteen (15) days from its receipt of any additional rent statement to notify Landlord, by certified mail, return receipt requested, that it disputes the correctness of such statement. After the expiration of such fifteen (15) day period, such statement shall be binding and conclusive upon Tenant. If Tenant disputes the correctness of any such statement, Tenant shall, as a condition precedent to its right to contest such correctness, make payment of the additional rent billed, without prejudice to its position. If such dispute is finally determined in Tenant's favor, Landlord shall refund to Tenant the amount overpaid.

63. SIGNS:

      Tenant shall not, without the prior written consent of the Landlord, install nor continue the use of any signs on the windows of the demised premises or on the door or in the hallways on the floor on which the demised premises are located or elsewhere in building common areas. Tenant shall submit to Landlord a rendering of any new proposed sign which shall be uniform to those in the building. If Landlord gives its consent to a sign as provided for in this article then Tenant, at Tenant's own cost and expense, shall keep such sign in good and working condition.

64. MECHANICS LIENS:

      64.1 Landlord not Liable. Notice is hereby given that Landlord shall not, under any circumstances, be liable to pay for any work, labor or services rendered or materials furnished to or for the account of Tenant upon or in connection with the demised premises, and that no mechanic's or other liens for work, labor or services rendered or materials furnished to or for the account of Tenant shall, under any circumstances, attach to or affect the reversionary or other estate or interest of Landlord in or to the demised premises or in and to any alterations, repairs or improvements to be erected or made thereon.

      64.2 No Liens. Tenant shall not suffer nor permit, during the term hereby granted, any mechanic's or other liens for work, labor, services or materials rendered or furnished to or for the account of the Tenant upon or in connection with the demised premises or to any improvements erected or to be erected upon the same, or any portion thereof; and it is understood that Tenant shall, obtain and deliver unconditional written waivers of mechanic's liens as specifically set forth in Article 3 of the lease. Nevertheless, Tenant shall hold Landlord and the demised premises harmless from all liens or charges, of whatever nature or description, arising from, or in consequence of, any alternations or improvements that the Tenant shall make, or cause to be made, upon the demised premises.

      64.3 Obligation to Remove. If a notice of mechanic's lien is filed against the demised premises or the building for labor or materials alleged to have been furnished, or to be furnished to or for Tenant or to or for someone claiming under Tenant and if Tenant shall fail to take such action as shall cause such lien to be discharged within ten (10) days after the filing of such notice, Landlord may pay the amount of such lien or discharge it by deposit or by bonding proceeding, and in the event of such deposit or bonding proceeding, Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, Landlord may pay any judgement recovered on such claim. Any amount paid or expense incurred by Landlord, and any expense incurred or sum of money paid by Landlord by reason of the failure of Tenant to comply with any provision of this lease, or in defending any such action, shall be deemed to be additional rent for the demised premises, and shall be due and payable by Tenant to Landlord on demand.

65. TENANTS LIABILITY FOR CONSTRUCTION:

      65.1 Tenant's Responsibilities. In the event that Tenant performs any construction or alternations at the demised premises, Landlord shall not be responsible for any structural defect, latent or otherwise, in the demised premises, any requirement for the removal of asbestos or change of conditions elsewhere in the building or in the demised premises resulting from Tenant's construction or alternation, or for any damages to same or to goods or things contained or placed thereon or in the vicinity thereof.

      65.2 Indemnity. Tenant will indemnify and save Landlord harmless from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses including reasonable attorney's fees, which may be imposed upon or incurred by or asserted against Landlord by reason of any of the following occurring during the term of this lease:

      65.2.1 Any work or thing done by Tenant or any agent, contractor, employee, licensee or invitee of Tenant in, on or about the demised premises or any part thereof;

      65.2.2 Any use, non-use, possession, occupation, condition, operation, maintenance or management by Tenant of the demised premises, yards or passageways to and from the addition to the existing building;

      65.2.3 All fines, suits, proceedings, claims, demands and actions or any kind or nature whatsoever brought by anyone whomsoever arising or growing out of or in any way connection with Tenant's use, operation and maintenance or the demised premises;

      65.2.4 Any accident, injury, or damage to any person or property occurring in the demised premises or any part thereof; and

      65.2.5 Any failure on the part of Tenant to perform or comply with any of the agreements, terms, or conditions contained in this lease on its part to be performed or complied with. In the event that any action or proceeding shall be brought by Landlord by reason of any claim covered by this Section 65.2, Tenant, upon written notice from Landlord, will at Tenant's sole cost and expense resist or defend the same.

      65.3 Floor Load. Tenant has been advised that Landlord makes no representation as to the load bearing capacity of the structure.

      66. TENANT'S WORK:

      Prior to Tenant commencing any work with respect to any alteration or improvement at the demised premises, Tenant shall satisfy each and every conditions set forth below.

      66.1 Landlord's Consent. Tenant shall, at its sole cost and expense, deliver to Landlord professionally prepared plans and specifications. Landlord shall not unreasonably withhold its consent to such plans.

      66.2 Quality of Work. Subsequent to the delivery and approval by Landlord of Tenant's plans and specifications, Tenant shall employ its own contractor in connection with the construction to be performed at the demised premises in accordance with those approved plans and specifications. Tenant agrees that all work to be performed shall be done in accordance with good building standards and shall be further performed in a professional and workmanlike manner. All of Tenants work shall be done in compliance with this lease in accordance with all governmental regulations, with Tenant being responsible, at its own cost and expense, for obtaining permits and approvals, and any and all other work or alternations which may be required in connection with or resulting from Tenants proposed work, including asbestos inspection and removal, if necessary. Furthermore, Tenant agrees that all work to be performed by any of the trades employed shall in no way affect work being performed at the building by Landlord and the unions used by Landlord or its contractors.

      66.3 Bonds. At Landlord's option, Tenant shall provide Landlord with payment and performance bonds covering any work to be performed by Tenant which run in favor of Landlord, and shall further issue to Landlord, if requested, a hold harmless and indemnification agreement relative to such proposed work.

      66.4 Insurance. Tenant shall provide such additional insurance coverage as may be requested by Landlord in connection with any work, in amounts satisfactory to Landlord, which shall protect Landlord's interest during the course of construction and, in addition, Tenant shall provide Landlord with a certificate of insurance reflecting such coverage, and the naming of Landlord, its agents and employees, as additional insureds.

      66.5 Material Breach. In the event Tenant shall violate any of the provisions of this article, the same shall be considered a material breach of this lease and Landlord shall be entitled to immediately avail itself of all legal remedies that it is entitled to with respect to such breach.

67. BUILDING PLANNING:

      In the event Landlord requires the demised premises for use in conjunction with another suite or for other reasons connected with the building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other comparable space in the building, at Landlord's sole cost and expense, and the terms and conditions of this lease shall remain in full force and effect, except that a revised description of the demised premises shall be added to this lease by way of amendment.

68. ESTOPPEL CERTIFICATE:

      In addition to the items set forth in Article 35 of the lease, the certificate requested by Landlord of Tenant may also require Tenant to certify that there are no current defaults under this lease by either Landlord or Tenant, except as specified in Tenant's statement, and such other matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to Article 35 and this article may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the building or any interest therein.

      Tenant's failure to deliver such statement within ten (10) days of request shall be conclusive upon Tenant:

      (i) That this lease is in full force and effect, without modification except as may be represented by Landlord;

      (ii) That there are no uncured defaults in Landlord's performance; and

      (iii) That not more than one (1) month's rent has been paid in advance.

69. LIMITATION ON LABILITY:

      In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

      (i) The sole and exclusive remedy shall be against Landlord's interest in the building and Landlord shall have no personal liability hereunder;

      (ii) No partner, officer, employee or agent of Landlord shall have any personal liability under this lease, or shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord);

      (iii) No service of process shall be made against any partner, officer, employee or agent of Landlord (except as may be necessary to secure jurisdiction of Landlord);

      (iv) No partner, officer, employee or agent of Landlord shall be required to answer or otherwise plead to any service of process;

      (v) No judgment will be taken against any partner, officer, employee or agent of Landlord; and

      (vi) Any judgment taken against any partner, officer, employee, or agent of Landlord may be vacated and set aside at any time nunc pro tunc.

70. MISCELLANEOUS:

      70.1 Entire Agreement. This lease contains the entire agreement between the parties, and any agreement hereafter made shall not operate to change, modify, or discharge this lease in whole or in part unless such agreement is in writing and signed by the party sought to be charged therewith.

      70.2 Governing Law. This lease shall be governed in all respects by the laws of the State of New York.

      70.3 Saving Clause. If any provision of this lease, or its application to any situation shall be invalid or unenforceable to any extent, the remainder of this lease, or the application thereof to situations other than that as to which is invalid or unenforceable, shall be not affected thereby, and every other provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

71. LANDLORD'S WORK:

      Tenant has inspected the space and agrees to take them in their as is condition. Landlord agrees at sole cost and expense to do the following work in a building standard manner:

      1.    Paint the premises in the building standard manner.
      2.    Carpet the premises.

This Rider has been executed concurrently with the lease.

LANDLORD                                        TENANT

FGP 90 West Street, Inc.
                                                --------------------------------

By: /s/ Bill Nikolis                           By: /s/ Robert Samila
    -----------------------------                  -----------------------------

Its: Vice President                            Its:  President
    -----------------------------                  -----------------------------

By:                                            By:
   ------------------------------                  -----------------------------
Its:                                           Its:
    -----------------------------                  -----------------------------